SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Rotonics Manufacturing Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROTONICS MANUFACTURING INC.

Notice of Annual Meeting of Stockholders
to be held December 8, 2003

        The Annual Meeting of Stockholders of ROTONICS MANUFACTURING INC. (the "Company") will be held on December 8, 2003 at 10:00 a.m. local time at The Sheraton Los Angeles Harbor, 601 South Palos Verdes Street, San Pedro, California 90731, for the purpose of considering and voting on the following matters:

        1.     Election of Directors.

        2.     Approval of the Company's 2003 Stock Plan.

        3.     Ratification of the appointment of Windes & McClaughry Accountancy Corporation as the Company's independent auditors for the fiscal year ending June 30, 2004.

        4.     Such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on October 13, 2003 will be entitled to notice of and to vote at such meeting or any adjournments or postponements thereof. A list of the stockholders of record will be available for inspection at the Company's headquarters at 17022 S. Figueroa Street, Gardena, CA 90248, during ordinary business hours for the ten day period prior to the annual meeting.

By Order of the Board of Directors
/s/ E. PAUL TONKOVICH E. Paul Tonkovich Secretary
Gardena, California October 24, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE READ THE ENCLOSED PROXY STATEMENT AND SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED PREPAID ENVELOPE.

ROTONICS MANUFACTURING INC.
17022 South Figueroa Street
Gardena, California 90248
(310) 538-4932

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Rotonics Manufacturing Inc. (the "Company") of proxies in the accompanying form, relating to the annual meeting of stockholders (the "Annual Meeting") to be held December 8, 2003 at 10:00 a.m. local time at The Sheraton Los Angeles Harbor, 601 South Palos Verdes Street, San Pedro, California 90731, or any adjournments thereof. This Proxy Statement and the enclosed proxy are being mailed to stockholders on or about October 24, 2003.

        Only stockholders of record at the close of business on the record date, October 13, 2003, are entitled to vote at the meeting. On that date there were outstanding and entitled to vote 12,325,191 shares of Common Stock ($.01 par value) of the Company. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present at the Annual Meeting. Directors are elected by plurality of votes cast and all other proposals submitted to the stockholders must be approved by the vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions are counted as votes against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved or not. Holders of shares of Common Stock are entitled to one vote per share on each matter to come before the meeting. Stockholders do not have cumulative voting rights.

        If the enclosed proxy is properly executed and returned, the shares of Common Stock represented thereby will be voted at the meeting in accordance with the stockholder's instructions. If no instructions are given with respect to any matter, the proxy will be voted for such matter. Any stockholder giving a proxy for the meeting in the accompanying form may revoke it at any time prior to its being voted, by filing with the Secretary of the Company at the Company's principal executive office, 17022 South Figueroa Street, Gardena, California 90248, an instrument of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

        Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone or telegraph. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the stockholders, will be borne by the Company. The Company will upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.

PROPOSAL 1—ELECTION OF DIRECTORS

        A board of eight (8) directors is to be elected to serve until the next Annual Meeting of Stockholders. Sherman McKinniss, Marc L. Berman, Larry DeDonato, Larry L. Snyder, E. Paul Tonkovich, Jules Sandford, Brent A. Brown, and Bill Allen have been nominated for election as directors of the Company at the Annual Meeting. All of the nominees, except Mr. Brown and Mr. Allen, currently serve on the Board of Directors. Messrs. McKinniss and Tonkovich were elected to the Board of Directors in August 1991 in connection with the merger into the Company of Rotonics Molding, Inc.-Chicago ("RMIC"). Mr. DeDonato was elected to the Board at the 1994 Annual Meeting of Stockholders. Mr. Snyder was elected to the Board at the 1997 Annual Meeting of Stockholders. Mr. Berman was elected to the Board at the 1999 Annual Meeting of Stockholders. Mr. Sandford was elected to the Board at the 2001 Annual Meeting of Stockholders.

        It is intended that all proxies submitted in the accompanying form, unless contrary instructions are given thereon, will be voted for the election of the eight nominees. In case any of the nominees is unavailable for election, an event which is not now anticipated, the enclosed proxy may be voted for the election of a substitute nominee or nominees.

Information Concerning the Board of Directors

        Information regarding each of the eight (8) nominees is set forth below. The descriptions of the business experience of these individuals include all principal positions held by them from 1999 to the date of this Proxy Statement.

        Sherman McKinniss (age 67) has served as a director of the Company since 1991 and as Chairman of the Board since December 1994. Additionally, he served as President and Chief Executive Officer of the Company from August 1991 to December 2001. Prior to that, Mr. McKinniss had been President, a director and one of the owners of Rotonics Molding Inc.—Chicago. Previously, Mr. McKinniss owned and operated Rotational Molding, Inc. ("RMI") which he sold to the Company in 1986. Since 1993, Mr. McKinniss has served on the Board of Directors of Atlantic Mecco Inc., a marina dock building company, of which he owns a 50% equity interest, and is also a former director, President and charter member of the Association of Rotational Molders.

        Marc L. Berman (age 58) has been a principal in Berman Capital, LLC, an investment banking firm specializing in mergers & acquisitions, since 1993. Mr. Berman is also a member of the Association of Corporate Growth.

        Larry M. DeDonato (age 49) has owned and operated an optometry practice in central California since before 1982. In addition, Mr. DeDonato was an assistant professor at the Southern California College of Optometry from 1979 until 1986. Mr. DeDonato is the son-in-law of Mr. McKinniss.

        Larry L. Snyder (age 65) was the Owner and President of Snyder Industries Inc., a fiberglass and rotational molding company, from 1962 until 1991. He is a past President and charter member of the Association of Rotational Molders. Mr. Snyder previously served as a Board of Trustee for Nebraska Wesleyan University ("NWU") and was a member of the Financial Advisory Committee to the Board of Governors of NWU. Mr. Snyder operates a substantial central Nebraska farming and cattle operation utilizing precision farming technology and also owns commercial properties and a restaurant operation.

        E. Paul Tonkovich (age 65) has served as Secretary and legal counsel for the Company since August 1991. He has been a practicing attorney in California since January 1966 and started is own firm, E. Paul Tonkovich-Professional Corporation in 1974, in which he specializes in business litigation and corporate law.

        Jules Sandford (age 75) has been a practicing attorney in California since 1961 with the firm Patten, Faith & Sandford. For ten years prior to becoming an attorney, Mr. Sandford was a licensed real estate broker with his own company. As an attorney, Mr. Sandford represents financial institutions, real estate companies, automobile dealerships and other businesses providing legal services for business formation, purchase, sale and leases, and litigation. Since 1986, Mr. Sandford has also served as the Chairman of the Board of Orioxi International Corporation, an import/export business with factories in China and El Salvador, of which he owns a 50% equity interest.

        Brent A. Brown (age 48) has over two decades of equity trading and portfolio management experience including 11 years with Jefferies and Company as a Stock Specialist on the Pacific Stock Exchange. Since June 2002 he has been Director of Research-and a portfolio manager with Chelsea Management Company, a Los Angeles money-management firm. Since June 1999 he has acted as a consultant and trader for the Darius Technology Fund, L.P., a private investment partnership. Prior to this, Mr. Brown was a securities broker for Patrick Pascal Trading Company from 1999 to 2002.

        Bill Allen (age 39) co-founded Intermodal Distribution Freight Inc., a provider of rail and truckload transportation services in the continental U.S., and has served as its Chief Operating Officer since 1986. Mr. Allen also co-founded Western Regional Drayage Inc., a provider of container drayage for import/export customers, and has served as its Chief Operating Officer since 1996.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED HEREIN.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS

        The following table and the footnotes thereto set forth, as of October 1, 2003, certain information regarding Common Stock of the Company beneficially owned by each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company, by each director and by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
5% Shareholders:
Linn Derickson	1,020,437	(9)	8.3%
Officers and Directors:
Sherman McKinniss**	5,368,721	(2)	43.68
Marc L. Berman**	164,399	(3)	1.3
Larry DeDonato**	143,332	(4)	1.2
David C. Polite**	23,222		*
Larry L. Snyder**	115,000	(5)	*
E. Paul Tonkovich**	103,655	(6)	*
Jules Sandford**	33,000	(7)	*
Douglas W. Russell**	89,664	(8)	*
Brent A. Brown-Nominee	—		*
Bill Allen-Nominee	—		*
All directors and all executive officers of the Company as a group (8 individuals)	6,040,993	(2)(3)(4)(5)(6)(7)(8)	49.0

*
Less than 1%.

**
The address for all the officers and directors is 17022 S. Figueroa Street, Gardena, CA 90248.

(1)
Unless otherwise indicated, shares are held with sole voting and investment power.

(2)
Consisting of: (i) 5,368,721 shares of Common Stock held by Mr. McKinniss jointly with his spouse.

(3)
Consisting of: (i) 128,066 shares of Common Stock held by Mr. Berman jointly with his spouse; and (ii) 36,333 shares of Common Stock held by a pension plan for the benefit of Mr. Berman.

(4)
Consisting of: (i) 133,333 shares of Common Stock held by Mr. DeDonato jointly with his spouse; (ii) 3,333 shares of Common Stock held by a pension plan for the benefit of Mr. DeDonato; and (iii) 6,666 shares of Common Stock held by the dependent child of Mr. DeDonato.

(5)
Consisting of: (i) 115,000 shares of Common Stock held by Mr. Snyder jointly with his spouse.

(6)
Consisting of: (i) 88,655 shares of Common Stock held by Mr. Tonkovich as trustee of a profit sharing trust of which Mr. Tonkovich is a beneficiary; and (ii) 15,000 shares of Common Stock held by Mr. Tonkovich jointly with his spouse.

(7)
Consisting of: 33,000 shares of Common Stock held by Mr. Sandford jointly with his spouse.

(8)
Consisting of: (i) 50,664 shares of Common Stock held by Mr. Russell jointly with his spouse; and (ii) 39,000 shares of Common Stock held by the minor children of Mr. Russell.

(9)
Consisting of: 1,020,437 shares of Common Stock held by Mr. Derickson jointly with his spouse. Mr. Derickson's address is 1950 East McKinley, Mishawaka, Indiana 46545.

Board of Directors and Committees of the Board

        The Board of Directors held four meetings during fiscal year 2003. Each director attended at least 75% of the meetings of the Board of Directors and each committee on which he served.

        The Board has an Audit Committee, comprised in fiscal year 2003 of Mr. Snyder, Mr. Polite, Mr. Sandford and Mr. Berman all of who are independent. The functions of the Audit Committee are to approve of the engagement of the Company's independent accountants and to review with them the plan and scope of their audit for each year, the results of such audit when completed, and their fees for services performed. During fiscal year 2003, the Audit Committee held four meetings.

        The Board also has a Nominating Committee, comprised in fiscal 2003 of Mr. McKinniss and Mr. Berman. The function of the Nominating Committee is to nominate candidates for election to the Board of Directors of the Company at its next annual stockholders meeting(s). During fiscal year 2003, the Nominating Committee held one meeting. The Nominating Committee will consider nominees recommended by Stockholders. The names of such nominees should be forwarded to the Secretary of the Company at the address appearing on the first page of this Proxy Statement, who will submit such names to the Nominating Committee.

Executive Officers

        The present executive officers of the Company are Sherman McKinniss, President, Chief Executive Officer and Chairman of the Board; E. Paul Tonkovich, Secretary; and Douglas W. Russell (age 42), Treasurer, Chief Financial Officer and Assistant Secretary. Mr. Russell has been employed by the Company since May 1991. Prior to that he was a Senior Auditor for the accounting firm of Hallstein & Warner from 1988 until 1991, and was the Assistant Controller of RMI from September 1985 to September 1987. Mr. Russell is the son-in-law of Mr. McKinniss.

Compensation of Executive Officers

        The following table discloses compensation received in the three fiscal years ended June 30, 2003, by the Company's Chief Executive Officer, and the other most highly compensated executive officer of the Company.

SUMMARY COMPENSATION TABLE

		ANNUAL COMPENSATION						LONG TERM COMPENSATION AWARDS OPTIONS
NAME AND PRINCIPAL POSITION						Other Annual Compensation(2)
	YEAR	Salary		Bonus (1)				Options
Sherman McKinniss President, CEO and Chairman of the Board	2003 2002 2001	$ $ $	237,570 383,348 380,950	$ $ $	31,124 25,442 70,808	$ $ $	15,833 21,144 10,338	— — —
Douglas W. Russell Treasurer, CFO and Assistant Secretary	2003 2002 2001	$ $ $	143,042 139,756 132,015	$ $ $	16,562 10,721 21,603	$ $ $	1,163 1,163 1,163	— — —

(1)
Bonus amounts paid each year are based on preceding fiscal year's results. The amount paid to Mr. McKinniss in fiscal 2001 includes a cash bonus payment in lieu of stock options granted to other directors.

(2)
Consists of the annual premium on a term life insurance policy covering the named executives, as to which they are the named insured and beneficiary. The Company is obligated to pay these premiums pursuant to the executives' respective employment agreement.

Options/Executive Officers

        There were no options granted to officers listed in the summary compensation table during fiscal 2003

Aggregated Options Exercises and Option Values Table

        There were no exercised or outstanding options for the officers listed in the summary compensation table in fiscal 2003.

Report of the Board/Executive Compensation

        Executive Officers.    The annual compensation of the Company's executive officers, other than Mr. McKinniss, is recommended by the President and reviewed and approved by the Board of Directors. The salary recommendations are based on the Chairman's perspective of the value of that position at the Company, the executive's individual performance, the Company performance and compensation for similar positions at other companies within the industry. The Company believes that compensation of the Company's executive officers should be sufficient to attract and retain highly qualified personnel and should also provide meaningful incentives for superior performance. The Company seeks to reward achievement of long and short-term performance goals measured by successful development of new products, increases in sales volumes, meeting or exceeding financial targets established by the Board of Directors, and other factors. The Company's executive compensation generally consists of a base salary and a cash bonus. Executive compensation paid to Mr. Russell, consisting of a base salary and a cash bonus, is determined under the guidelines of his employment agreement (see "Employment Agreements"). The employment agreement establishes a base salary and a minimum annual increase tied to the cost of living. The Board of Directors may approve a base salary in excess of that required by the contractual cost of living increase based on the Board's determination of Mr. Russell's respective performance and contribution using the same process and philosophy as indicated above. The cash bonus paid to Mr. Russell during fiscal 2003 was approved by the Board of Directors in accordance with the terms outlined in his employment agreement.

        The Board of Directors may also issue stock options pursuant to the Company's Stock Option Plan as additional long-term incentive compensation to its key executives.

        Chief Executive Officer.    The Company's Board of Directors meets once each year, separately from Sherman McKinniss, to discuss compensation arrangements for Mr. McKinniss, President, CEO and Chairman, and the employment contract with him (see "Employment Agreements"). The base salary and bonus paid to Mr. McKinniss is determined within the guidelines of his employment agreement, which establishes a base salary and a minimum annual increase tied to the cost of living. The Board of Directors may approve of a base salary in excess of that required by the contractual cost of living increase based on the Board's determination of Mr. McKinniss' performance and contribution using a similar process and philosophy as that employed for other executive officers. The Board of Directors assess Mr. McKinniss' leadership, performance and contributions towards achieving the Company's long-term strategic and financial objectives. There is no specific formula employed between the Company's stated goals and performance and the Board's determination; instead the Board's judgment and discretion is used in determining the base salary. The cash bonus paid to Mr. McKinniss during fiscal 2003 was approved by the Board of Directors in accordance with the terms outlined in his employment agreement. In addition, in lieu of stock options granted to other Directors in fiscal 2001, Mr. McKinniss received a cash bonus in the amount of $23,603.

THE BOARD OF DIRECTORS
Sherman McKinniss Larry DeDonato Larry L. Snyder Jules Sandford	E. Paul Tonkovich David C. Polite Marc L. Berman

Compensation Committee—Interlocks and Insider Participation

        As described above, the Company's compensation decisions are made by the Board of Directors as a whole, based on recommendations made to the Board by Mr. McKinniss, the Company's Chief Executive Officer, for other executive officers. Mr. McKinniss does not participate in discussions regarding his own compensation.

Employment Agreements

        The Company has entered into an employment contract with Mr. McKinniss which expires June 30, 2004. This agreement is subject to an automatic annual extension for one additional year unless before each anniversary either party was to terminate the agreement in writing on or before April 1st. The agreement provides for a minimum annual base salary of $231,400 and is increased on each anniversary of the agreement (July 1) by an amount at least equal to the annual percentage increase in the Consumer Price Index for the Los Angeles-Long Beach area. The Board of Directors may, in its discretion, increase the base salary by a greater amount. Effective August 10, 2003, the annual salary for Mr. McKinniss was adjusted to $402,771 pursuant to the new terms of his employment agreement. See "Report of the Board/Executive Compensation". In addition to Mr. McKinniss' base salary, under the agreement he is to be paid an annual bonus equal to one percent (1%) of the total operating income of the Company (before taxes and extraordinary items) earned by the Company for the preceding fiscal year ending June 30th. The agreement contains certain noncompetition and nondisclosure covenants. The agreement also allows for termination of employment by either party voluntarily or for cause as outline in the agreement. If the Company terminates the employment of Mr. McKinniss for reasons other than cause, disability or death, Mr. McKinniss will be entitled to receive termination payments equal to the continuance of his current base salary for a period of twelve (12) months from termination.

        The Company has entered into an employment agreement with Mr. Russell that expires August 31, 2004. This agreement is subject to an automatic annual extension for one additional year unless 90 days prior to its anniversary a written notice is served by either party to terminate the agreement. The agreement provides for a minimum annual base salary of $90,000 and is increased on each anniversary of the agreement (September 1) by an amount at least equal to the annual percentage in the Consumer Price Index for the Los Angeles-Long Beach area. The Board of Directors may, in its discretion, increase the base salary by a greater amount. Effective September 1, 2003, the annual salary to Mr. Russell was increased to $147,493. See "Report of the Board/Executive Compensation". In addition to Mr. Russell's base salary, under the agreement he is to be paid an annual bonus equal to one-half of one percent (.5%) of the total operating income of the Company (before taxes and extraordinary items) earned by the Company for the preceding fiscal year ending June 30th. The agreement contains certain noncompetition and nondisclosure covenants. The agreement also allows for termination of employment by either party voluntarily or for cause, disability or death, Mr. Russell will be entitled to receive as a termination payment, his current salary for a period of twelve (12) months from termination.

Compensation of Directors

        During the fiscal year ended June 30, 2003, directors (other than those who were employees of the Company) were paid $1,000 for each meeting of the Board they attended. All members of committees of the Board received $250 for each meeting which they attended, plus reimbursement for reasonable expenses incurred, unless such meetings occurred on the day of meetings of the full Board, in which case such committee members received no additional compensation. The Company incurred directors' fees totaling $23,000 in fiscal year 2003. Directors who are employees of the Company have not been separately compensated for their services as directors.

Audit Committee Report(1)

(1)
This report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Board adopted a written Audit Committee Charter on June 9, 2000 that was amended on September 26, 2003. A copy of the Audit Committee Charter is attached to the proxy as Annex A.

        In this context, the Audit Committee has met and held discussions with management and Windes & McClaughry Accountancy Corporation ("Windes") the Company's independent auditors during fiscal 2003. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee has discussed with Windes the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

        In addition, the Audit Committee has discussed with Windes the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Audit Committee has received the letter from the independent accountants required therein. The Audit Committee has also considered whether the independent auditors' provision of other non-audit services to the Company is compatible with the auditors' independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2003, for filing with the Securities and Exchange Commission. The Audit Committee and the Board also have approved the selection of the Company's independent auditors.

AUDIT COMMITTEE
Larry L. Snyder Jules Sandford	David C. Polite Marc L. Berman

Audit Fees

        The estimated aggregate fees for professional services rendered by Windes for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2003 and the reviews of the financial statements included in the Company's Form 10-Qs for such fiscal year were approximately $75,000.00.

Financial Information Systems Design and Implementation Fees

        No fees were billed for professional services rendered by Windes for financial information systems design and implementation services for the fiscal year ended June 30, 2003.

All Other Fees

        No other fees were billed for services rendered by Windes other than the services referred to above, for the fiscal year ended June 30, 2003.

        Working under the guidance of a written charter approved by the Board of Directors the Audit Committee is responsible for recommending independent public accountants for the Company, as well as acting on behalf of the Board of Directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions. The Audit Committee comprises Messrs. Polite, Snyder, Sandford and Berman, each of who is "independent" under the AMEX listing standards. During the fiscal year ended June 30, 2003, the Audit Committee held four meetings.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership (Form 3) and changes in ownership of such stock (Forms 4 and 5).

        To the Company's knowledge, based solely upon review of the copies of such reports furnished to it, during fiscal year ended June 30, 2003, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with.

PERFORMANCE GRAPH

        The following graph shows a comparison of five-year cumulative total stockholder return among the Company, the Standard & Poor 500 Index and the Standard & Poor Specialty Chemical Index, assuming $100 invested on July 1, 1998 in each.(1)

PERFORMANCE GRAPH
FOR ROTONICS MANUFACTURING INC.
Comparison of Five Year Cumulative Total Return

	June Index Returns
Company/Index
	1998	1999	2000	2001	2002	2003
Rotonics Manufacturing Inc (RMI)	$100.00	$104.27	$143.37	$95.93	$127.96	$185.17
S&P 500 Index	$100.00	$122.76	$131.65	$112.13	$91.96	$92.19
S&P Chemicals—Specialty Index	$100.00	$110.53	$83.61	$88.40	$108.79	$103.34

(1)
Total return assumes reinvestment of dividends.

PROPOSAL 2—APPROVAL OF THE 2003 STOCK PLAN

Background

        The Company's Board of Directors adopted the 2003 Stock Plan covering 850,000 shares of Common Stock (the "Plan") on October 7, 2003. The Plan provides for the granting of stock options to employees, officers, directors and consultants. At the Annual Meeting, the stockholders of the Company will consider and vote upon the approval of the Plan. The purpose of this proposal is to obtain stockholder approval of the Plan.

Approval of the Plan

        The Plan is intended to strengthen the Company by providing added incentive to directors, officers, employees, and consultants of the Company for high levels of performance and for unusual efforts to increase the earnings of the Company through participation in the growth in value of the Company's Common Stock. The Plan authorizes the granting to such persons of both options which are incentive stock options, within the meaning of the Internal Revenue Code ("ISOs"), and nonstatutory options to which Section 421 of the Code does not apply ("NSOs", and together with ISOs, "Options"), and also permits the direct sale of shares to eligible participants. As of September 30, 2003, the Company had no Options outstanding under this Plan.

        The Company's current stock option plan will expire on June 12, 2004. As of September 30, 2003 the Company had 841,500 stock options available for grant under the current plan and no options will be granted upon approval of the 2003 Stock Plan. The Board of Directors believes that it would be in the best interests of the Company to approve the Plan. Stockholder approval of the Plan is required within 12 months of the Board's action on October 7, 2003.

Description of the Plan

        The following is a general summary of the principal provisions of the Plan. Any stockholder who desires to review the actual text of the Plan may obtain copies by writing the Company's Secretary.

        The Plan provides for the granting to employees (including employees who are officers or directors) of ISOs and for the granting of NSOs to employees, nonemployee directors, and consultants of the Company. The Company may not grant Options covering more than 150,000 shares of Common Stock to any one participant in any one-year period. The Plan can be administered by the Board of Directors of the Company or a committee designated by the Board (the "Administrator") which determines the terms of options granted under the Plan, including the exercise price, the number of shares subject to the Option and the schedule pursuant to which such shares shall become exercisable. The exercise price of each ISO and NSO granted under the Plan must be at least equal to 100% and 85%, respectively, of the fair market value of the underlying shares on the date of grant, and the maximum term of each ISO is 10 years. With respect to any participant who owns stock possessing more than 10% of the voting rights of the Company's outstanding capital stock, the exercise price of any ISO must be at least 110% of the fair market value of the Common Stock on the date of grant and the term may be no longer than five years. Under the terms of the Plan, no employee may receive ISOs which first become exercisable in any calendar year to purchase Common Stock with an aggregate fair market value in excess of $100,000 at the time of grant. Options may be exercised for up to three months after the recipient of an Option ("Optionee") leaves the Company and, if the Optionee's employment is terminated by reason of death or disability, for up to one year after such termination, but in either case not beyond the original term of the Option. Options are not transferable or assignable except by the laws of descent and distribution. Each Option is exercisable, during the lifetime of the Optionee, only by the Optionee.

        At the time an Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee is required to make adequate provision for federal and state income tax withholding obligations of the Company, if any, resulting from the exercise. The exercise price of Options may be paid in cash or, in accordance with the provisions of the Plan, by delivery of a full recourse promissory note or shares of Common Stock. In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, the Board of Directors of the Company has the power with respect to outstanding Options to cancel each Option in exchange for payment equal to the amount by which the per share consideration payable in connection with such transactions exceeds the exercise price of each such Option.

        The Plan expires on October 7, 2013, unless terminated earlier by the Board of Directors. The Board may at any time terminate or amend the Plan, provided that without approval of stockholders there may be no increase in the total number of shares covered by the Plan. In any case, no amendment may adversely affect any then outstanding Option or unexercised portion thereof without the Optionee's consent unless such amendment is required to enable the option to qualify as an ISO.

Certain Federal Income Tax Consequences

        The following is a brief summary of the principal Federal income tax consequences of transactions under the Plan based on current Federal income tax laws. The summary is not intended to constitute tax advice and, among other things, does not address possible state, local or foreign tax consequences.

        Nonstatutory Options—In general no income would be realized by an Optionee upon grant of an NSO. Upon exercise of an NSO, the Optionee would recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the exercise price (the "Spread") at the time of exercise. The Spread would be deductible by the Company for Federal income tax purposes (i) provided that applicable Federal income tax withholding requirements are satisfied and (ii) subject to the possible limitations on deductibility under Section 162(m) of the Code of compensation paid to the executives designated in that section. The Optionee's tax basis in shares of the underlying stock acquired by exercise of an NSO would equal the exercise price plus the amount taxable as compensation to the Optionee. Upon a sale of the shares received by the Optionee upon exercise of the NSO, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The required holding period for long-term capital gain is presently more than one year. The Optionee's holding period for shares acquired pursuant to the exercise of an NSO would begin on the date of exercise of such option. The excess of the net long-term capital gain over net short-term capital loss is currently taxable at a maximum Federal income tax rate of 15%.

        Incentive Stock Options—The Code requires that, for ISO treatment, shares acquired through exercise of an ISO cannot be disposed of before two years from the date of grant and one year from the date of exercise. ISO holders generally incur no Federal income tax liability at the time of grant or upon exercise of such options. However, the Spread will be an "item of tax preference" which may give rise to "alternative minimum tax" liability at the time of exercise. If the Optionee does not dispose of the shares before two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares would constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction would be allowable to the Company for Federal income tax purposes in connection with the exercise of ISOs. If the shares are disposed of before both of these holding periods have expired, the Optionee will have taxable ordinary income and/or capital gain (or loss) in the year of sale determined as if the ISO had been an NSO, except that the amount of ordinary income will not exceed the actual gain on the sale, and the Company will be entitled to a corresponding deduction.

        The following table shows the number of shares of Common Stock currently issuable upon exercise of options granted to the named individuals under the current 1994 Stock Plan during the fiscal year ended June 30, 2003.

1994 Stock Plan

Name and Position	Number of Options
Sherman McKinniss, President & CEO	0
E. Paul Tonkovich, Secretary	15,000
Douglas Russell, Chief Financial Officer	0
Executive Officers as a Group (3 persons)	15,000
Non-Executive Director Group	60,000
Non-Executive Officer Employee/Consultant Group	30,000

        The table below discloses the following information with respect to the Company's equity compensation plans that have been approved by stockholders and plans that have not been approved by stockholders;

  •
  Number of securities issuable upon exercise of outstanding options, warrants and other rights under a plan as of June 30, 2003;

  •
  Weighted-average exercise price of such options, warrants and other rights; and

  •
  Number of securities available for issuance under each category as of June 30, 2003.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	105,000	$1.125	841,500
Equity compensation plans not approved by security holders	—	$—	—

Total	105,000	$1.125	841,500

RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2003 STOCK PLAN.

PROPOSAL 3—RATIFICATION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors recommends to the stockholders the ratification of the appointment of Windes & McClaughry Accountancy Corporation as the Company's independent accountants for fiscal year 2004. Representatives of Windes & McClaughry Accountancy Corporation are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF WINDES & McCLAUGHRY ACCOUNTANCY CORPORATION TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR 2004.

OTHER MATTERS

        As of the time of preparation of this Proxy Statement, the Board of Directors knew of no matter other than the matters described herein which will be presented at the meeting. However, the accompanying proxy contains discretionary authority on the persons named therein to vote on any other matter properly brought before the meeting or any adjournment thereof, the person or persons voting the proxies intend to vote them in accordance with their best judgment.

        This Proxy Statement will be accompanied by the Company's Annual Report for the fiscal year ended June 30, 2003, when it is delivered to stockholders.

        Stockholders may obtain, at no cost, a copy of the Company's 2003 report to the Securities and Exchange Commission on Form 10-K by going to the Company's website at www.rotonics.com under investor relations-SEC filings or, by writing us at 17022 S. Figueroa Street, Gardena, CA 90248.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the annual meeting of stockholders to be held in 2004 must submit such proposals so as to be received by the Company at 17022 South Figueroa Street, Gardena, California 90248, on or before June 25, 2004. In addition, if the Company is not notified by September 3, 2004 of a proposal to be brought before the 2004 Annual Meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

ANNEX A

AUDIT COMMITTEE CHARTER
Adopted by the Board of Directors of Rotonics Manufacturing Inc.

Purpose

        The purpose of the Audit Committee (the "Committee") of the board of directors (the "Board") of Rotonics Manufacturing, Inc. (the "Company") is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition

        The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be "independent", as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Rules and Regulations (the "Regulations") of the Securities and Exchange Commission (the "Commission") under the Exchange Act, and shall meet the independence and financial literacy requirements of the American Stock Exchange. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities, or an active participant of one or more public company audit committees.

Responsibilities

        The Committee is charged by the Board with the responsibility to:

        1.     Appoint and provide for the compensation of a "registered public accounting firm" (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company's independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

        2.     Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

        3.     Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards 61, as it may be modified or supplemented.

        4.     Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

        5.     Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

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        6.     Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the Commission or in any public disclosure or release.

        7.     Review the management letter delivered by the independent auditor in connection with the audit.

        8.     Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company's annual report.

        9.     Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee.

        10.   Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

        11.   Review significant changes to the Company's accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

        12.   Review the scope and results of internal audits, if any.

        13.   Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

        14.   Conduct or authorize such inquiries into matters within the Committee's scope of responsibility as the Committee deems appropriate.

        15.   Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee's work.

        16.   At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

        17.   Prepare the Committee report required by the Regulations to be included in the Company's annual proxy statement.

        18.   Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        19.   Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Regulations, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

        20.   Review and oversee all related party transactions.

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Authority

        By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

  1.
  Perform each of the responsibilities of the Committee described above.

  2.
  Appoint a chair of the Committee, unless a chair is designated by the Board.

  3.
  Engage independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

  4.
  Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company's independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

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Rotonics Manufacturing Inc.
Stock Plan

1.     Introduction

        1.1    General.    This Plan is intended to enhance the long-term stockholder value of the Company by offering eligible persons the opportunity to participate in the Company's growth. The purpose of the Plan is to attract, retain and motivate officers, key employees, consultants and directors of the Company or an Affiliate, by giving them the opportunity to acquire stock ownership in the Company. Options granted under this Plan may be either Incentive Stock Options or Nonstatutory Options not intended to satisfy the requirements of Section 422 of the Code.

        1.2    Headings, Definitions.    Headings are intended as a guide and are not intended to have substantive meaning. Unless defined in the Plan, capitalized terms are defined in Exhibit A.

2.     Shares Subject to this Plan

        Subject to adjustment under Section 7.2, the maximum number of Shares that may be issued under this Plan is 850,000. To the extent an Award later terminates or expires without having been exercised, the remaining number of Shares available for issuance under this Plan shall be increased by the same amount.

3.     Eligibility

        3.1    General.

        Awards may be granted to current, prospective or former Employees, Directors and Consultants, although Incentive Stock Options may only be granted to current Employees.

        3.2    Section 162(m) Limitation.

        So long as the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Code: (a) no Employee or prospective Employee may be granted one or more Options within any fiscal year of the Company to purchase more than 150,000 Shares under Options, subject to adjustment under Section 7.2, and (b) Options may be granted to an Officer only by the Committee (and, notwithstanding Section 5, not by the Board).

4.     Option Terms

        4.1    Price.    Except as permitted by applicable law and set forth in the Award Agreement, no Option may have a Purchase Price less than 85% (100% in the case of an Incentive Stock Option) of the Fair Market Value of the Shares on the Grant Date. If an Option is granted to a Ten Percent Stockholder, that Option shall have a Purchase Price equal to or greater than 110% of the Fair Market Value of the Shares on the Grant Date.

        4.2    Term.    No Option shall be exercisable after its Expiration Date or have an Expiration Date that is more than ten years (five years in the case of a Ten Percent Stockholder) after its Grant Date.

        4.3    Vesting.    Unless otherwise provided in the Award Agreement, Options shall be exercisable: (a) on the Grant Date, or (B) in accordance with a schedule related to the Grant Date, or a different date specified in the Award Agreement: provided however, that no portion of the Option granted to Officers and Directors shall vest earlier than six months from the Grant Date.

        4.4    Exercise

          (a)   In General. Options may be exercised only after and only to the extent the Option is vested in accordance with Section 4.3, except to the extent Reverse Vesting is provided for in the

1

  Award Agreement. In no event may an individual exercise an Option within 6 months after the Grant Date if that individual is not exempt from the overtime pay requirements of the Federal Fair Labor Standards Act.

          (b)   Exercise Limitation for Incentive Stock Options. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding the foregoing, Options granted under this or any other plan sponsored by the Company or Affiliates shall constitute incentive stock options pursuant to Section 422 of the Code only to the extent the Fair Market Value (determined as of the Grant Date) of Shares first exercisable in any calendar year does not exceed $100,000. Unless otherwise provided in the Award Agreement, to the extent Options must be Nonstatutory Stock Options because of this limitation, those with the highest exercise prices will be the first to be designated Nonstatutory Stock Options.

          (c)   Effective Exercise. Options shall be considered exercised when the Company receives: (i) written notice of exercise from the person entitled to exercise the Option, (ii) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option is being exercised, and (iii) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Option may not be exercised for a fraction of a Share.

          (d)   Issuance of Shares. The Company shall issue Shares in the name of the person properly exercising the Option. If the Participate is that person and so requests, the Shares shall be issued in the name of the Participant and the Participant's spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised. However, until Award Shares are actually issued, as evidenced by the appropriate entry in the stock ledger of the Company or its transfer agent, the Recipient will not have the rights of a stockholder with respect to those Award Shares, even though the Recipient has completed all the steps necessary to exercise the Option. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Shares are issued, except as provided in Section 7.

          (e)   Termination

            (i)    In General. Except as provided in an Award Agreement or in writing by the Administrator and as otherwise provided in this Subsection 4.4(e), after an Participant's Termination, the Participant's Options shall be exercisable only for the three months after the Termination, but in no event after the Expiration Date and only to the extent they are vested on the date of that Termination. To the extent the Recipient does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

            (ii)   Leaves of Absence. Unless otherwise provided in the Award Agreement, no Option may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Options shall not continue to vest during a leave of absence, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

            (iii)  Death or Disability. Unless otherwise provided in the Award Agreement, if Participant's Termination is due to death or disability (as determined by the Administrator with respect to all Options other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Options of that Participant to the extent exercisable at the date of that Termination may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Option may be exercised as provided in Section 11. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Participant and been granted this authority as part of that appointment, that guardian or conservator may

2

    exercise the Option on behalf of the Participant. In the case of an Optionee who dies or becomes disabled after Termination, if the Termination was not due to Cause and unless otherwise provided in the Award Agreement, all Options of that Participant, to the extent they are exercisable at the date of that Termination and at the date of the Participant's death or disability (without regard to such death or disability), may be exercised for one year after that Termination, but in no event after the Expiration Date.

            (iv)  Termination for Cause. If Participant's Termination is due to Cause, all of the Participants's Awards shall automatically terminate and cease to be exercisable at the time of Termination.

        4.5    Form of Payment

          (a)   The Administrator shall determine the acceptable form and method of payment for exercising an Option.

          (b)   Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

          (c)   In addition, the Administrator may permit payment to be made by any of the following methods:

            (i)    other Shares, or the designation of other Shares, which (A) are "mature" shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Participant for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Purchase Price of the Shares as to which the Option is being exercised;

            (ii)   provided that a public market then exists for the Shares, consideration received by the Company under a procedure under which a broker-dealer that is a member of the National Association of Securities Dealers advances funds on behalf of a Recipient or sells Award Shares on behalf of a Recipient (a "Cashless Exercise Procedure"), provided that if the Company extends or arranges for the extension of credit to a Recipient under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure in violation of Applicable Law;

            (iii)  one or more full recourse promissory notes bearing interest which is at least sufficient to avoid imputation of interest under Sections 483, 1274, and 7872 of the Code and which takes into account any relevant accounting issues, provided consultants may not purchase Award Shares with a note unless the note is adequately secured by collateral other than the Award Shares. Also, the portion of the Purchase Price equal to the par value of the Award Shares shall in all events be paid in cash. Notwithstanding any provision to the contrary, the Company may require repayment under Applicable Law which may prohibit loans in certain circumstances if the Company is a publicly reporting company.

            (iv)  cancellation of any debt owed by the Company or any Affiliate to the Participant by the Company or waiver of compensation for services previously rendered to the Company; and

            (v)   any combination of the methods of payment permitted by any paragraph of this Section 4.5.

          (d)   The Administrator may also permit any other form or method of payment for Award Shares permitted by Applicable Law.

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        4.6    Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

5.     Administration

        5.1    General.    The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the "Administrator," the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Officers, and an Administrator other than the Board or the Committee may grant Awards only within guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

          (b)   So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are "Non-Employee Directors" as defined in Rule 16b-3 and, after the expiration of any transition period permitted by Treasury Regulations Section 1.162-27(h)(3), who are "outside directors" as defined in Section 162(m) of the Code.

        5.2    Authority of Administrator.    Subject to the other provisions of this Plan, the Administrator shall have the authority to:

          (a)   grant Awards;

          (b)   determine the Fair Market Value of Shares;

          (c)   determine the Purchase Price of Awards;

          (d)   select the Participants;

          (e)   determine the times Awards are granted;

          (f)    determine the number of Shares subject to each Award;

          (g)   determine the methods of payment that may be used to purchase Shares;

          (h)   determine the methods of payment that may be used to satisfy withholding tax obligations;

          (i)    determine the other terms of each Award, including but not limited to the time or times at which Options may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

          (j)    amend, modify, exchange or replace any Award;

          (k)   authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

          (l)    determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

          (m)  interpret this Plan and any Award Agreement or document related to this Plan;

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          (n)   correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

          (o)   adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

          (p)   adopt, amend and revoke special rules and procedures, which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

          (q)   determine whether a transaction or event should be treated as a Change of Control, a Divestiture or neither;

          (r)   determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change of Control or a Divestiture, the effect of that Change of Control or Divestiture; and

          (s)   make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

6.     Withholding and Tax Reporting

        6.1    Tax Withholding Alternatives

          (a)   General. At such times as may be necessary to comply with Applicable Law, the Company may require the Recipient to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Recipient or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Recipient has satisfied those tax withholding obligations.

          (b)   Method of Payment. The Recipient shall pay any required withholding using the forms of consideration described in Section 4.5(b), except that, in the discretion of the Administrator, the Company may also permit the Recipient to use any of the forms of payment described in Section 4.5(c). The Administrator may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

        6.2    Reporting of Dispositions.    Any holder of Award Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Award Shares if the disposition occurs during: (a) before either two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

7.     Certain Transactions and Events

        7.1    In General.    Except as provided in this Section 7, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change of control, issuance by the Company of shares of any class of securities convertible into shares of any class, conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type

5

described in this Section 7. Additional provisions with respect to the foregoing transactions are set forth in Section 9.3.

        7.2    Changes in Capital Structure.    In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change of Control), the Administrator shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan and to any person under this Plan, (b) the Purchase Price and number and class of securities issuable under each outstanding Award, and (c) in the case of an Award subject to Reverse Vesting, the repurchase price of Award Shares that are subject to repurchase rights. Unless the Administrator specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded to the next lower whole security. The Board need not adopt the same rules for each Award or each Recipient.

        7.3    Fundamental Transactions.    In the event there is a Fundamental Transaction, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution, in exchange for Awards, of options to purchase equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) (an "assumption" of Awards) on such terms and conditions as the Board determines are appropriate, (b) accelerate the vesting and termination of outstanding Awards, in whole or in part, so that Awards can be exercised before or otherwise in connection with the closing or completion of the Fundamental Transaction or event but then terminate, (c) cancel or arrange for the cancellation of Awards in exchange for cash payments to Recipients, or (d) such other action as the Board deems necessary or appropriate. The Board need not adopt the same rules for each Award or each Recipient.

        7.4    Change of Control.    The Board may also, but need not, specify that other transactions or events constitute a "Change of Control". The Board may do that either before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes of Control are: (a) the Company or an Affiliate is a party to a merger, consolidation, amalgamation, or other transaction in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing less than 50% (or such other percentage determined by the Board) of the total combined voting power or value of the Company immediately after the transaction, (b) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (c) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change of Control, notwithstanding any other provision of this Plan, the Board may take any one or more of the actions described in Section 7.3. In addition, the Board may extend the date for the exercise of Options (but not beyond their original Expiration Date). The Board need not adopt the same rules for each Award or each Recipient.

        7.5    Divestiture.    If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a "Divestiture". In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may take one or more of the actions described in Section 7.3 or 7.4 with respect to Awards held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or each Recipient.

        7.6    Dissolution.    If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed

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but contingent on its completion and may cause the Company's repurchase rights on Award Shares to lapse upon completion of the dissolution. The Board need not adopt the same rules for each Award or each Recipient. However, to the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate just before the dissolution is completed.

8.     Compliance with Law

        8.1    General.    The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company's legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Recipient to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

        8.2    Financial Information.    The Company shall furnish its annual financial statements to each Participant during the period the Participant holds any Option or Award Shares. Those statements shall include a balance sheet and income statement, and shall be delivered as soon as is practical after the end of the Company's fiscal year. This section does not apply to Participants who are key Employees and whose duties afford them access to those financial statements.

9.     Amendment or Termination of this Plan or Outstanding Awards

        9.1    Amendment and Termination.    The Board may at any time amend, suspend, or terminate this Plan.

        9.2    Stockholder Approval.    The Company shall obtain the approval of the Company's stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options. The Board may also, but need not, require that the Company's stockholders approve any other amendments to this Plan.

        9.3    Effect.    No amendment, suspension, or termination of this Plan, and no modification, exchange or replacement of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Participant unless either (i) the affected Participant consents to the amendment, suspension, termination, modification, exchange or replacement or (ii) at least a majority of affected Participant's vote in favor of the amendment, suspension, termination, notification, exchange or replacement. However, no such consent shall be required if the Board determines in its sole and absolute discretion that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 7, is in the best interests of the Company or its stockholders. The Board may, but need not, take the tax consequences to affected Participants into consideration in acting under the preceding sentence. Those decisions will be final, binding and conclusive. Termination of this Plan shall not affect the Administrator's ability to exercise the powers granted to it under this Plan with respect to Awards

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granted before the termination, or Award Shares issued under such Awards, even if those Award Shares are issued after the termination.

10.   Special Arrangements Regarding Award Shares

        10.1    Escrows and Pledges.    To enforce any restrictions on Award Shares including restrictions related to Reverse Vesting, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates. Any Recipient who delivers a promissory note as partial or full consideration for the purchase of Award Shares will be required to pledge and deposit with the Company some or all of the Award Shares as collateral to secure the payment of the note. However, the Administrator may require or accept other or additional forms of collateral to secure the note and, in any event, the Company will have full recourse against the maker of the note, notwithstanding any pledge or other collateral.

        10.2    Repurchase Rights

          (a)   Reverse Vesting. If an Option is subject to Reverse Vesting, the Company shall have the right, during the 90 days after the Participant's Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination, at a purchase price determined by the Administrator in accordance with this Section 10.2. The repurchase price shall be the lower of the Purchase Price for those Shares, or the Fair Market Value of those Award Shares as of the date of the Termination. The repurchase price shall be paid in cash or, if the Award Shares were purchased in whole or in part with a promissory note, cancellation of indebtedness under that note, or a combination of those means. The Company may assign this right of repurchase.

          (b)   Procedure. The Company may, in it sole discretion, exercise any of its repurchase rights under Section 10.2. The Company or its assignee may choose to give the Recipient a written notice of exercise of its repurchase rights under this Section 10.2. However, the Company's failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 10.2 for exercising its repurchase rights in order to exercise such rights.

        10.3    Dividends.    Dividends on Award Shares that are subject to any restrictions, including Reverse Vesting, shall be subject to the same restriction, including those set forth in Section 10, as the Award Shares on which the dividends were paid.

11.   Beneficiaries

        An Participant may file a written designation of one or more beneficiaries who are to receive the Participant's rights under the Participant's Awards after the Participant's death. An Participant may change such a designation at any time by written notice. If an Participant designates a beneficiary, the beneficiary may exercise the Participant's Awards after the Participant's death. If an Participant dies when the Participant has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Participant's estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Participant's will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

12.   Term of Plan

        12.1    Effective Date.    This Plan shall be effective on the date it is approved by the Board. However, in the event the Company's stockholders do not approve this Plan within 12 months after the Board approves this Plan, any awards under this Plan shall be null and void.

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        12.2    Term.    Subject to the provisions of the Plan, Awards may be granted under this Plan for a period of ten years from the earlier of the date on which the Board approves this Plan and the date on which the Company's stockholders approve this Plan.

13.   Miscellaneous

        13.1    Governing Law.    This Plan, the Award Agreements, and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

        13.2    Nonassignability of Awards.    No Award shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution except as otherwise determined by the Administrator in the case of Awards which are not Incentive Stock Options. However, Awards may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Participant. During the life of the Participant, an Incentive Stock Option may be exercised only by the Participant. The Company's compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Participant, shall not violate this Section 13.2.

        13.3    Nonexclusivity of this Plan.    This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans or independently of any plan.

        13.4    Foreign Jurisdictions.    The terms of any Award Agreement will control and if necessary supercede any terms of this Plan to the contrary to the extent such terms are necessary to comply with the laws of any foreign jurisdiction.

        13.5    Reservation of Shares.    During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

        13.6    Electronic Communications.    Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

        13.7    Consulting or Employment Relationship.    Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Participant at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company's or any Affiliate's charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

        13.8    Board Discretion.    The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to the provisions of the Plan, notwithstanding the provisions in the Award Agreement stating the time at which they may first be exercised or the time during which they will vest.

        13.9    Conditions Upon Issuance of Shares.    The Company may require any person to whom an Award is granted, or any person to whom an Award is transferred pursuant to the provisions of the Plan, as a condition of exercising or acquiring stock under any Award, (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the

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Stock Award; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock.

        13.10    Notices.    Unless the Administrator specifies otherwise, any notice to the Company under any Award Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 13.6, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

Adopted by the Board on: October 7, 2003

Approved by the stockholders on:

Effective date of this Plan:

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ROTONICS MANUFACTURING INC.
STOCK PLAN
EXHIBIT A

        This Plan uses the following defined terms:

          (a)   "Administrator" means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

          (b)   "Affiliate" means a "parent" or "subsidiary" (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Administrator designates as an "Affiliate" for purposes of this Plan.

          (c)   "Applicable Law" means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

          (d)   "Award" means an Option granted in accordance with the terms of the Plan.

          (e)   "Award Agreement" means the document evidencing the grant of an Award.

          (f)    "Award Shares" means Shares covered by an outstanding Award or purchased under an Award.

          (g)   "Board" means the Board of Directors of the Company.

          (h)   "California Securities Act" means the California Corporate Securities Law of 1968, as amended and as may be further amended from time to time.

          (i)    "Cause" means employment-related dishonesty, fraud, misconduct, disclosure or misuse of confidential information or other employment-related conduct that is likely to cause significant injury to the Company, an Affiliate or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Administrator. "Cause" shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Participant regarding any of the matters referred to in the previous sentence. Accordingly, the Administrator shall be entitled to determine "Cause" based on the Administrator's good faith belief. If the Participant is criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief.

          (j)    "Change of Control" means any transaction or event that the Board specifies as a Change of Control pursuant to Section 7.

          (k)   "Code" means the Internal Revenue Code of 1986 as amended, and as may be further amended from time to time.

          (l)    "Committee" means a committee composed of Company Directors appointed in accordance with the Company's charter documents and Section 5.

          (m)  "Company" means Rotonics Manufacturing Inc., a Delaware corporation.

          (n)   "Company Director" means a member of the Board.

          (o)   "Consultant" means a person who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee. Notwithstanding the foregoing, no grant may be made to any entity unless the grant and exercise are made in reliance of federal and state securities exemptions other than Rule 701 under the Securities Act and Section 25102(o) of the California Securities Act.

          (p)   "Director" means a member of the Board of Directors of the Company or an Affiliate.

          (q)   "Divestiture" means any transaction or event that the Board specifies as a Divestiture under Section 7.5.

          (r)   "Domestic Relations Order" means a "domestic relations order" as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a "plan" in that definition shall be to this Plan.

          (s)   "Employee" means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company's or an Affiliate's classification of an individual as an "Employee" (or as not an "Employee") for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. A Participant shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Participant's Options under Section 6. Neither service as a Director nor receipt of a director's fee shall be sufficient to make a Director an "Employee."

          (t)    "Exchange Act" means the Securities Exchange Act of 1934 as amended, and as may be further amended, from time to time.

          (u)   "Expiration Date" means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of a Participant's Termination or any other event that would shorten that period.

          (v)   "Fair Market Value" means the amount determined under the following circumstances:

            (i)    Listed Stock. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date") as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Shares are traded or quoted.

            (ii)   Stock Quoted by Securities Dealer. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

          (w)  "Fundamental Transaction" means the Company merges with another entity in a transaction in which the Company is not the surviving entity or, if as a result of any other transaction or event, other securities are substituted for Shares or Shares may no longer be issued.

          (x)   "Grant Date" means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award's Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

          (y)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

          (z)   "Nonstatutory Option" means any Option other than an Incentive Stock Option.

          (aa) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (bb) "Option" means a right to purchase Shares of the Company granted under this Plan.

          (cc) "Participant" means a person who has been granted an Option.

          (dd) "Plan" means this Rotonics Manufacturing Inc. Stock Plan.

          (ee) "Purchase Price" means the price payable under an Award, not including any amount payable in respect of withholding or other taxes.

          (ff)  "Recipient" means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 11 and 13.2, and (iii) a person who holds Award Shares subject to any right of repurchase under Section 10.2.

          (gg) "Reverse Vesting" means that an Option is or was fully exercisable but that, subject to a "reverse" vesting schedule, the Company has a right to repurchase the Award Shares as specified in Section 10.2(a), with the Company's right of repurchase expiring in accordance with a "forward" vesting schedule that would otherwise have applied to the Option under which the Award Shares were purchased or in accordance with some other vesting schedule described in the Award Agreement.

          (hh) "Securities Act" means the Securities Act of 1933 as amended, and as may be amended, from time to time.

          (ii)   "Share" means a share of the common stock of the Company or other securities substituted for the common stock under Section 7.

          (jj)   "Ten Percent Stockholder" means any person who, at the Grant Date, owns more than 10% of the voting power of the Company or any corporate Affiliate.

          (kk) "Termination" means that the Participant has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator or as otherwise provided in the Plan, "Termination" shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the "Termination" of that Affiliate's Employees, Directors, and Consultants.

ROTONICS MANUFACTURING INC.
Proxy Solicited by the Board of Directors
for the Annual Meeting of Stockholders
to be Held December 8, 2003

The undersigned hereby appoints Sherman McKinniss and E. Paul Tonkovich, or either of them, each with full power of substitution, as the proxyholder(s) of the undersigned to represent the undersigned and vote all shares of the capital stock of ROTONICS MANUFACTURING INC. (the "Company") which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Company at The Sheraton Los Angeles Harbor, 601 South Palos Verdes Street, San Pedro, California 90731 at 10:00 a.m. on December 8, 2003, and at any adjournments or postponements of such meeting, as follows:

        1.     To elect as directors, to hold office until the next annual meeting of stockholders and until their successors are elected, the nominees listed below:

☐	FOR all nominees listed below, except those whose names are handwritten on the line below.	☐	WITHHOLD AUTHORITY to vote for all listed nominees.

  Sherman McKinniss, Larry DeDonato, E. Paul Tonkovich, Larry L. Snyder, Marc L. Berman, Jules Sandford, Brent A. Brown and Bill Allen. To withhold authority to vote for any of the above nominees, write the nominee's name below:

        2.     Approval of the Company's 2003 Stock Plan

☐	For	☐	Against	☐	Abstain

        3.     To ratify the appointment of Windes & McClaughry Accountancy Corporation as the Company's independent accountants for the fiscal year ending June 30, 2004.

☐	For	☐	Against	☐	Abstain

        4.     To transact such other business as properly may come before the meeting. The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

Signature(s) of Stockholder(s)

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.
Date: , 2003

PLEASE COMPLETE, DATE AND SIGN THIS PROXY
AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.